UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2018

ANTHERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 6, 2018, the Board of Directors determined that in order to complete the expected delisting of its common stock, the Company will file a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the Securities and Exchange Commission (the “SEC”) on July 16, 2018 to delist the Company’s common stock from the Nasdaq Capital Market and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that the delisting and deregistration will become effective ten days and ninety days, respectively, from the date of filing. The Company today provided notice to NASDAQ Stock Market LLC (“Nasdaq”) of the Company’s intention to file the Form 25.

As previously disclosed, the Company received a letter, dated May 22, 2018, from Nasdaq that Nasdaq had determined to delist the Company’s common shares from the Nasdaq Capital Market, the immediate effect of which was to suspend the trading of the Company’s common shares from the Nasdaq Capital Market at the open of business on June 28, 2018. Nasdaq customarily files a Form 25-NSE with the SEC at least 45 days after a suspension occurs, although the timing of such filing can vary. The Company determined to file the Form 25 as it will provide the Company with greater certainty regarding the timing of its delisting and deregistration.

Since the suspension of the Company’s common shares from the Nasdaq Capital Market, the Company’s common shares have been trading in the United States on the OTC Pink Open Market (the “Pink Market”), operated by OTC Markets Group, under the ticker “ANTH”.

Upon the effectiveness of the delisting, the Company intends to file a Form 15 with the SEC to terminate its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934. Upon the filing of the Form 15, the Company’s reporting obligations with the SEC, including its obligation to file annual reports on Form 10-K and furnish reports on Form 8-K, will be immediately suspended.

Item 7.01  Regulation FD Disclosure.

On July 9, 2018, the Company issued a press release.   A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 9, 2018, of Anthera Pharmaceuticals, Inc. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2018	Anthera Pharmaceuticals, Inc.

	By:	/s/ Paul F. Truex
Paul F. Truex
Executive Chairman of the Board